UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30, 2016
Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2016 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Annual Report
June 30, 2016

priority-incomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

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PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders
Dear Stockholders,
We are pleased to present this annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the fiscal year ended June 30, 2016. Priority has made regular monthly distributions for each of the past ten quarters and declared bonus distributions for each of the past ten quarters. We continue to be optimistic about the Company’s performance and investment opportunities that we believe will continue to drive income and distributions.
Dividend Policy
As a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In certain periods, we expect our annual distributable income to be higher or lower than our reportable accounting income. Our dividend policy factors in our estimate of our distributable income, which includes interest income from our underlying collateralized loan obligation (“CLO”) equity investments as well as the recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis. As a result, distributions may differ from accounting income, as expressed by net investment income.
Market Commentary
In this annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made to companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Fiscal year 2016 represented a year of growth for Priority as we accomplished the following: (i) Priority made 32 CLO equity investments totaling $113 million, (ii) increased the portfolio GAAP yield by 665 basis points, and (iii) continued to pay a base dividend plus bonus dividend yield of approximately 10%. Since our last semi-annual report as of December 31, 2015, Priority made 15 CLO equity investments totaling $63 million and increased the portfolio GAAP yield by 386 basis points. Priority was able to increase its yield by taking advantage of the volatility in the U.S. fixed income markets.
Volatility in U.S. fixed income markets has been high during the first three fiscal quarters of 2016, which drove certain commodities, equity markets, and fixed income markets (including Senior Secured Loans) lower. However, we saw a rebound in fixed income markets in the last fiscal quarter of 2016. We believe that fundamentals continue to remain strong and the Senior Secured Loan and CLO markets continue to represent attractive areas for investment. Furthermore, we believe recent volatility has created an opportunity to make investments at attractive prices in the secondary market for CLO equity. We believe this dynamic has been evidenced by the continued increase in Priority’s portfolio GAAP yield, despite market headwinds in the past year associated with an increase in liability costs (due to an increase in LIBOR given no floor for liabilities) and corporate defaults.
We believe the aforementioned volatility and investors’ increased focus on CLO managers’ plans to comply with risk retention requirements dampened CLO issuance in fiscal year 2016. Risk retention has been a prominent industry topic since October 2014, when the U.S. government published the final regulations and implementation of the Dodd Frank Wall Street Reform and Consumer Protection Act for U.S. CLOs. As mentioned in our last Letter to Stockholders, the new rules will apply to all new CLOs issued after December 24, 2016 and require that CLO managers own a minimum of 5.0% of each CLO they manage. Some collateral managers already have begun to move forward with risk retention compliant solutions. We have historically sought out CLO managers who have substantive stakes in the CLO funds managed by them. We believe our portfolio is well positioned with historically strongly performing collateral managers who we believe are likely to thrive in a post-risk retention environment.
U.S. CLO issuance volume in the first calendar quarter of 2016 was $8.23 billion compared to $30.77 billion in the first calendar quarter of 2015.1 U.S. CLO issuance in January 2016 was limited to $0.83 billion, the lowest monthly amount since October 2011.1 As volatility abated in the second calendar quarter of 2016, U.S. CLO issuance increased to $17.49 billion for a total of $26.23

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PRIORITY INCOME FUND, INC.                                  5

billion in issuance in the first half of calendar year 2016.1 This represents a 56% decline in U.S. CLO issuance compared to the first half of calendar year 2015, and a 32% decline from $38.49 billion for the second half of the calendar year 2015. However, due to the increase in volume in recent months, the research desks of multiple investment banks have increased their 2016 issuance forecasts from $35 - $45 billion to approximately $60 billion.2
Issuance in the Senior Secured Loan market for the first half of calendar year 2016 was $126.9 billion, a 10.1% decline from $141.2 billion issued in the first half of calendar year 2015, but an 8.8% increase from $116.6 billion issued during the second half of the calendar year 2015. Increased regulatory oversight of Senior Secured Loans combined with retail mutual fund outflows and the aforementioned volatility in the U.S. fixed income markets contributed to the decline from the first half of calendar year 2015. Despite this decline in issuance from the first half of calendar year 2015, the outstanding balance of Senior Secured Loans reached $886.4 billion at June 30, 2016, a near-record level.1
The following factors drove the volatility experienced in the Senior Secured Loan and fixed income markets in fiscal year 2016:

•
Commodity prices have declined overall since mid-2014, and specifically oil has declined from a peak of $110 a barrel in June 2014 to a low of $26.21 a barrel in February 2016[3], the lowest price since 2003.[4] While the price of oil rebounded to $48.33 at June 30, 2016, this is still well below the aforementioned peak in 2014.[3] As a result, investors remain concerned about exposure to oil and gas companies. While oil and gas industry concentration in the U.S. high-yield bond market is 13.4%[5], exposure in the Senior Secured Loan market is 4.2% of the performing Senior Secured Loans in the Senior Secured Loan index.[2] Furthermore, Priority’s exposure to the Moody’s designated oil and gas sector is approximately 2.7%, down from 3.4% in December 2015 and 4.3% in December 2014. We have evaluated all of our oil and gas exposures with our CLO collateral managers, and we continue to actively monitor our positions in this sector.

•
Outflows from retail Senior Secured Loan mutual funds continued in the first two months of 2016. Total outflows in these two months totaled $5.0 billion compared to total outflows of $16.4 billion in calendar year 2015.[6] As the volatility subsided beginning in March 2016, outflows subsided as well. March 2016 experienced an inflow of $0.2 billion, the first month of inflows since July 2015.[6] Through June 30, 2016, outflows totaled $5.8 billion.[6]

•
The U.K. referendum to leave the European Union (i.e., “Brexit”) created a brief spike in volatility throughout the financial markets at the end of the second calendar quarter of 2016. We believe the impact on the Senior Secured Loan and CLO market is limited given our focus is on the U.S. market, and the median exposure to U.K.-based assets in U.S. CLOs is 0.79%.[7]

•
The factors above resulted in a decline in prices in all fixed income markets and the Senior Secured Loan market in the first two months of 2016. The S&P Capital IQ Leveraged Loan Index declined from 91.26% at December 31, 2015 to a low of 89.25% on February 24, 2016.[8] The index recovered to 91.51% at March 31, 2016, slightly higher than the level at December 31, 2015. [8] The index continued to increase in the second quarter of 2016 and ended at 93.20% at June 30, 2016.[8]

Despite the volatility in the U.S. fixed income and Senior Secured Loan markets, we believe fundamentals continue to remain strong:

•	The equity tranches of U.S. cash flow CLOs have delivered over 22.0% annual cash average yields since January 2003, and the annualized yield in calendar year 2015 was 24.4%.[9]

•
Default rates for senior secured loans continue to remain below the historical average in the U.S. of 2.33% from January 1, 2003 to June 30, 2016. The market trailing 12-month default rate in June 2016 was 1.97%, an increase from 1.50% in December 2015.[7] The increase is primarily due to the distress in the oil & gas and metals & mining sectors as these sectors accounted for 64.49% of the defaults in the first half of calendar year 2016.[6] The trailing 12-month default rate of the Senior Secured Loans underlying the CLOs held by the Company currently stands at 0.76%, substantially below the market trailing 12-month default rate of 1.97% as of June 2016.[7] The outlook for defaults in calendar year 2016 of approximately 2.70% continues to reflect the distress in the oil & gas and metals & mining industries offset by positive economic performance of the underlying borrowers and a low level of maturities.[10] Only 8.1% of the U.S. Senior Secured Loan market matures prior to 2019,[6] providing a 2½ year runway of what is expected to be limited defaults. Risks to this outlook include ongoing distress in the oil & gas and metals & mining sectors as well as macro volatility events such as the UK referendum to leave the European Union.

•
We believe the continued moderate default environment provides a favorable backdrop to the historically strong cash flow performance of CLO equity tranches. While low current defaults are a positive indicator of credit performance, we are vigilant of market developments in terms of extensions of credit terms and structures. We believe credit quality has

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PRIORITY INCOME FUND, INC.                                  6

remained acceptable on an absolute and historically relative basis. Leverage has increased, but generally not to the levels seen in the large private equity leveraged buyouts of 2006-2007. Overall, the health of non-investment grade corporate borrowers continued to improve in the first half of 2016. Year-over-year earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth among Senior Secured Loan borrowers remained strong at 7.1% (7.7% excluding issuers in the energy industry) in the first calendar quarter of 2016, up from 7.0% during the prior three months and 5.8% during the comparable period in 2015.11 Cash flow coverage continues to be solid, as the average ratio of EBITDA less capital expenditures to cash interest was 2.7x in the second calendar quarter of 2016.2

•
For CLO equity investors, the asset spreads of Senior Secured Loans are an important factor for performance. Short-term CLO equity valuations can decline due to periods of downward movement in loan valuations even though CLO equity performance tends to benefit from extended periods of loan spread expansion or high spreads relative to long-term historical levels. Spreads for new issue single-B Senior Secured Loans increased in the first calendar quarter of 2016 to 503 basis points due to the aforementioned volatility in U.S. fixed income markets.[2] However, single-B new issue spreads declined to 429 basis points in the second calendar quarter of 2016 as volatility subsided.[2]

Priority’s Net Asset Value (“NAV”) increased 10.47% from $12.89 at December 31, 2015 to $14.24 at June 30, 2016 and by 6.35% from June 30, 2015 to June 30, 2016. Due to the volatility in U.S. fixed income markets in the first three fiscal quarters of 2016, the Company was able to make investments at attractive prices, which led to increased NAV following the rally in U.S. fixed income markets in the last fiscal quarter of 2016.
We believe fundamentals for the investments held by Priority remain strong as (1) the portfolio GAAP yield increased by 386 basis points from December 31, 2015 to June 30, 2016 and by 665 basis points for the full fiscal year 2016, (2) Priority’s exposure to the oil and gas sector is 2.7% compared to 13.4% in the high-yield bond market6, (3) Priority’s portfolio TTM default rate of 0.76% is significantly less than the market TTM default rate of 1.96% at June 30, 20162, and (4) Priority continues to pay a base plus bonus dividend that annualizes to approximately 10%.
We believe that the Senior Secured Loan market is well supported by the recovering U.S. economy, solid corporate fundamentals, increased demand for yield in a low interest rate environment and the continued health of the credit markets.

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

_____________________________________
1 S&P Capital IQ - Leveraged Lending Review 2Q’16.
2 S&P Capital IQ - CLO volume: Europe sees record month; FY forecasts revised higher, August 2, 2016.
3 Bloomberg.
4 CNN Money.

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PRIORITY INCOME FUND, INC.                                  7

5 S&P Capital IQ - Interactive High-Yield Report.
6 S&P Capital IQ - Wrap Charts 2016 2Q.
7 Wells Fargo Structured Products Research - CLO Lagniappe: Brexit and CLOs, June 24, 2016.
8 S&P Capital IQ - LCD Research All Loans Index Levels.
9 Citigroup Global Markets Research, CLO Equity - Performing as Marketed (January 26, 2011); 2012 Equity Study; Global Structured Credit.
10 S&P Capital IQ - Loan default rate to rise in coming quarters, LCD survey says.
11 S&P Capital IQ - EBITDA Growth 1Q2016.

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PRIORITY INCOME FUND, INC.                                  8

Portfolio Composition - At a Glance
Top Ten Holdings
As of June 30, 2016

Portfolio Company	Investment	Maturity	Fair Value	% of Net Assets
Octagon Investment Partners XXIII, Ltd.	Subordinated notes	7/7/2027	$9,478,080	5.20%
Symphony CLO XI Limited Partnership	LP Certificates	1/17/2025	9,272,381	5.09%
Madison Park Funding XIV, Ltd.	Subordinated notes	7/20/2026	8,703,898	4.78%
Madison Park Funding XIII, Ltd.	Subordinated notes	1/19/2025	8,299,038	4.55%
CIFC Funding 2015-IV, Ltd.	Subordinated notes	10/20/2027	8,032,500	4.41%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	4/17/2025	7,942,740	4.36%
Octagon Investment Partners XXI, Ltd.	Subordinated notes	11/14/2026	7,363,522	4.04%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Subordinated notes	10/18/2027	6,223,029	3.41%
CIFC Funding 2015-I, Ltd.	Subordinated notes	1/22/2027	6,037,114	3.31%
Symphony CLO XII, Ltd.	Subordinated notes	10/15/2025	5,866,508	3.22%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	3,652
Dollar Amount of Loans Underlying the Company’s CLO Investments	$38.0 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.58%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.76%

Maturity of Portfolio Securities

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PRIORITY INCOME FUND, INC.                                  9

Below is a summary description of loans underlying our portfolio investments as of June 30, 2016.

Number of loans underlying the Company’s CLO investments	3,652
Largest exposure to any individual borrower	0.95%
Average individual borrower exposure	0.08%
Aggregate exposure to 10 largest borrowers	7.33%
Aggregate exposure to senior secured loans	94.95%
Weighted average stated spread	3.88%
Weighted average LIBOR floor	0.96%
Weighted average percentage of floating rate loans with LIBOR floors	94.79%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B2/B3
Weighted average maturity of underlying collateral	4.7 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Ratings Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	A/A	Ba/BB	B/B	Caa/CCC and Lower	Unrated
6/30/2016	0.02% / 0.01%	0.00% / 0.02%	32.58% / 25.68%	57.30% / 66.22%	5.35% / 4.42%	1.48% / 5.14%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.
Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2016 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  10

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Priority Income Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended June 30, 2016 and June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Priority Income Fund, Inc. as of June 30, 2016, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended June 30, 2016 and June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 29, 2016

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PRIORITY INCOME FUND, INC.                                  11

Statement of Assets and Liabilities
As of June 30, 2016

Assets
Investments, at value (amortized cost: $178,157,730)	$181,843,270
Cash	2,527,965
Deferred offering costs	219,637
Prepaid expenses	175,915
Total assets	184,766,787
Liabilities
Due to Adviser (Note 5)	1,791,974
Accrued expenses	390,600
Tax payable	252,429
Due to Administrator (Note 5)	51,454
Total liabilities	2,486,457
Commitments and contingencies (Note 9)
Net assets	$182,280,330

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 11,929,758, 309,563 and 559,425 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively (Note 4)	$127,987
Paid-in capital in excess of par	172,747,740
Accumulated undistributed net investment income	5,457,278
Accumulated net realized gain	261,785
Net unrealized appreciation on investments	3,685,540
Net assets	$182,280,330

Net asset value per share(1)	$14.24

(1)Net asset value per share disclosed is the net asset value per share for class R, class RIA and class I shares.
See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                  12

Statement of Operations
For the Year Ended June 30, 2016

Investment income
Interest income from investments	$23,736,566
Total investment income	23,736,566
Expenses
Base management fee (Note 5)	2,517,658
Incentive fee (Note 5)	3,656,252
Total investment advisory fees	6,173,910

Administrator costs (Note 5)	672,129
Audit and tax expense	473,765
Transfer agent fees and expenses	327,678
Adviser shared service expense (Note 5)	243,377
Excise tax expense	434,553
Valuation services	307,257
Legal expense	189,676
Insurance expense	129,071
Director fees	80,045
General and administrative	53,511
Due diligence expense	42,787
Amortization of offering costs	20,460
Total expenses	9,148,219
Payments by Adviser (Note 5)	(19,745)
Expense support reimbursement (Note 5)	(6,033,822)
Expense support repayment (Note 5)	1,403,167
Net expenses	4,497,819
Net investment income	19,238,747
Net realized and unrealized gain from investments
Net realized gain from investments	281,673
Net increase in unrealized appreciation on investments	2,279,140
Net realized and unrealized gain from investments	2,560,813
Net increase in net assets resulting from operations	$21,799,560

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PRIORITY INCOME FUND, INC.                                  13

Statements of Changes in Net Assets

	Year Ended
	June 30, 2016	June 30, 2015

Net increase (decrease) in net assets resulting from operations:
Net investment income	$19,238,747	$4,038,474
Net realized gain (loss) from investments	281,673	(4,606)
Net increase in unrealized appreciation on investments	2,279,140	1,432,835
Net increase in net assets resulting from operations	21,799,560	5,466,703
Dividends to stockholders:
Dividend from net investment income (Note 6)	(14,126,013)	(3,862,328)
Total dividends to stockholders	(14,126,013)	(3,862,328)
Capital transactions:
Gross proceeds from shares sold (Note 4)	108,925,832	64,644,412
Commissions and fees on shares sold (Note 5)	(7,930,650)	(4,940,187)
Reinvestment of dividends (Note 4)	7,120,484	1,813,738
Repurchase of common shares (Note 4)	(2,544,520)	—
Offering costs (Note 5)	(202,011)	(671,734)
Net increase in net assets from capital transactions	105,369,135	60,846,229
Total increase in net assets	113,042,682	62,450,604
Net assets:
Beginning of year	69,237,648	6,787,044
End of year or year(a)	$182,280,330	$69,237,648

(a)Includes accumulated undistributed net investment income (dividends in excess of net investment income) of:	$5,457,278	$(110,468)
See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                  14

Statement of Cash Flows
For the Year Ended June 30, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$21,799,560
Adjustments to reconcile net increase in net assets resulting from operations to
Net cash used in operating activities:
Purchase of investments	(112,504,946)
Net increase in unrealized appreciation on investments	(2,279,140)
Net realized gain from investments	(281,673)
Amortization of purchase discount, net	5,132,595
Sale of investments	1,260,000
(Increase) Decrease in operating assets:
Due from Adviser	4,288,705
Due from affiliate	10,459
Deferred offering costs	(219,637)
Prepaid expenses	(74,177)
(Decrease) Increase in operating liabilities:
Payable for investment securities purchased	(7,185,500)
Due to Adviser	(3,661,296)
Tax payable	252,429
Accrued expenses	54,452
Due to Administrator	51,225
Net cash used in operating activities	(93,356,944)
Cash flows provided by financing activities:
Gross proceeds from shares sold	108,925,832
Commissions and fees on shares sold	(7,930,650)
Dividends paid to stockholders	(7,005,529)
Repurchase of common shares	(2,544,520)
Offering costs	(202,011)
Net cash provided by financing activities	91,243,122
Net decrease in cash	(2,113,822)
Cash, beginning of year	4,641,787
Cash, end of year	$2,527,965
Supplemental non-cash information
Value of shares issued through reinvestment of dividends	$7,120,484
See accompanying notes to financial statements.

2016 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  15

Schedule of Investments
As of June 30, 2016

Portfolio Investments(1)	Investment	Estimated Yield(3)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(4)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	6.77%	7/15/2026	$500,000	$423,102	$315,654	0.2%
Apidos CLO XVIII	Subordinated Notes	11.22%	7/22/2026	750,000	651,144	553,683	0.3%
Apidos CLO XXI	Subordinated Notes	18.16%	7/18/2027	5,000,000	4,367,692	4,066,196	2.2%
Apidos CLO XXII(5)	Subordinated Notes	17.29%	10/20/2027	3,000,000	2,578,667	2,427,618	1.3%
Babson CLO Ltd. 2014-II	Subordinated Notes	13.59%	10/17/2026	1,000,000	801,163	699,782	0.4%
Babson CLO Ltd. 2014-III(5)	Subordinated Notes	12.25%	1/15/2026	250,000	210,881	192,883	0.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	17.96%	4/20/2027	3,000,000	2,507,035	2,337,838	1.3%
BlueMountain CLO 2012-1 Ltd.	Subordinated Notes	33.32%	7/20/2023	5,000,000	3,315,488	3,324,230	1.8%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	18.33%	11/20/2024	3,000,000	2,457,493	2,439,075	1.3%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	27.83%	1/22/2025	1,900,000	1,433,521	1,577,558	0.9%
BlueMountain CLO 2014-1 Ltd.	Subordinated Notes	18.55%	4/30/2026	250,000	200,238	198,572	0.1%
Carlyle Global Market Strategies CLO 2012-4, Ltd.(5)	Subordinated Notes	36.55%	1/20/2025	2,850,000	1,626,858	1,733,657	1.0%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	31.34%	2/14/2025	5,500,000	3,877,500	3,991,984	2.2%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	36.40%	4/17/2025	12,870,000	6,661,221	7,942,740	4.4%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	25.82%	7/27/2026	4,000,000	2,788,518	3,015,158	1.7%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	21.26%	4/20/2027	6,500,000	5,276,947	5,697,353	3.1%
Cent CLO 21 Limited(5)	Subordinated Notes	11.64%	7/27/2026	500,000	392,792	324,221	0.2%
CIFC Funding 2006-II, Ltd.	Preferred Notes	7.71%	3/1/2021	406,629	157,138	124,424	0.1%
CIFC Funding 2012-II, Ltd.	Subordinated Notes	22.38%	12/5/2024	6,000,000	4,174,459	4,335,794	2.4%
CIFC Funding 2013-II, Ltd.	Income Notes	15.98%	4/21/2025	250,000	197,998	188,064	0.1%
CIFC Funding 2014, Ltd.	Income Notes	20.45%	4/18/2025	2,250,000	1,554,457	1,652,906	0.9%
CIFC Funding 2014-IV, Ltd.(5)	Income Notes	15.05%	10/17/2026	1,000,000	764,426	732,005	0.4%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	24.24%	1/22/2027	7,500,000	5,799,428	6,037,114	3.3%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	17.78%	10/20/2027	9,100,000	7,751,707	8,032,500	4.4%
Covenant Credit Partners CLO I, Ltd.(6)	Subordinated Notes	18.61%	7/20/2026	4,390,245	2,794,962	2,564,877	1.4%
Covenant Credit Partners CLO II, Ltd.(7)	Subordinated Notes	19.08%	10/17/2026	4,392,156	3,143,496	3,085,614	1.7%
Flagship CLO V	Subordinated Notes	(12.25)%	9/20/2019	150,000	17,908	7,390	—%
Galaxy XVII CLO, Ltd.(5)	Subordinated Notes	15.77%	7/15/2026	250,000	194,677	186,817	0.1%
Galaxy XVIII CLO, Ltd.	Subordinated Notes	25.38%	10/15/2026	1,250,000	803,529	929,194	0.5%
GoldenTree 2013-7A(5)	Subordinated Notes	33.90%	4/25/2025	4,250,000	2,919,098	2,929,281	1.6%
Halcyon Loan Investors CLO I, Ltd.	Income Notes	6.71%	11/20/2020	504,000	173,074	128,919	0.1%
Halcyon Loan Advisors Funding 2014-2 Ltd.(5)	Subordinated Notes	16.91%	4/28/2025	400,000	299,241	296,688	0.2%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	9.92%	10/22/2025	500,000	401,700	302,124	0.2%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	20.95%	4/20/2027	3,000,000	2,411,290	2,389,762	1.3%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	20.40%	7/25/2027	3,000,000	2,554,066	2,588,508	1.4%
Halcyon Loan Advisors Funding 2015-3 Ltd.(5)	Subordinated Notes	15.86%	10/18/2027	7,000,000	6,495,968	6,223,029	3.4%

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PRIORITY INCOME FUND, INC.                                  16

Portfolio Investments(1)	Investment	Estimated Yield(3)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(4)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
HarbourView CLO VII, Ltd.(5)	Subordinated Notes	17.35%	11/18/2026	$275,000	$208,919	$187,987	0.1%
Jefferson Mill CLO Ltd.(5)	Subordinated Notes	9.75%	7/20/2027	5,000,000	4,336,604	3,351,751	1.8%
LCM XV Limited Partnership	Income Notes	10.04%	8/25/2024	250,000	195,040	161,052	0.1%
LCM XVI Limited Partnership	Income Notes	15.78%	7/15/2026	5,000,000	3,804,791	3,254,299	1.8%
LCM XVII Limited Partnership	Income Notes	14.20%	10/15/2026	500,000	422,047	353,769	0.2%
Madison Park Funding XIII, Ltd.(5)	Subordinated Notes	29.69%	1/19/2025	10,000,000	6,789,476	8,299,038	4.6%
Madison Park Funding XIV, Ltd.(5)	Subordinated Notes	22.97%	7/20/2026	10,500,000	8,045,923	8,703,898	4.8%
Madison Park Funding XV, Ltd.	Subordinated Notes	23.69%	1/27/2026	3,000,000	2,439,380	2,541,805	1.4%
MC Funding Ltd.	Preferred Notes	—%	12/20/2020	387,965	71,586	58,240	—%
Mountain View CLO 2014-1 Ltd.	Income Notes	10.95%	10/15/2026	1,000,000	753,400	636,281	0.3%
Mountain View CLO IX Ltd.(5)	Subordinated Notes	16.23%	7/15/2027	5,000,000	4,504,238	4,204,301	2.3%
Ocean Trails CLO II	Subordinated Notes	17.23%	6/27/2022	367,064	110,902	118,882	0.1%
Octagon Investment Partners XVIII, Ltd.(5)	Subordinated Notes	19.98%	12/16/2024	2,800,000	2,004,345	1,956,084	1.1%
Octagon Investment Partners XX, Ltd.	Subordinated Notes	13.22%	8/12/2026	500,000	414,818	360,373	0.2%
Octagon Investment Partners XXI, Ltd.(5)	Subordinated Notes	30.64%	11/14/2026	10,700,000	6,598,180	7,363,522	4.0%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	19.11%	11/25/2025	6,500,000	4,776,236	4,761,520	2.6%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	28.31%	7/7/2027	12,000,000	9,462,346	9,478,080	5.2%
Octagon Loan Funding, Ltd.	Subordinated Notes	16.82%	11/18/2026	2,550,000	1,999,180	1,919,437	1.1%
OZLM VII, Ltd.	Subordinated Notes	24.99%	7/17/2026	2,450,000	1,618,754	1,697,889	0.9%
OZLM VIII, Ltd.	Subordinated Notes	16.58%	10/17/2026	750,000	573,491	566,188	0.3%
Phoenix III (formerly, Avenue CLO VI, Ltd.)	Subordinated Notes	15.03%	7/17/2019	556,629	163,872	162,557	0.1%
Regatta IV Funding Ltd.	Subordinated Notes	13.64%	7/25/2026	250,000	190,110	176,898	0.1%
Symphony CLO XI Limited Partnership	LP Certificates	33.43%	1/17/2025	12,000,000	6,949,148	9,272,381	5.1%
Symphony CLO XII, Ltd.	Subordinated Notes	24.94%	10/15/2025	9,500,000	6,371,200	5,866,508	3.2%
Symphony CLO XIV, Ltd.(5)	Subordinated Notes	13.12%	7/14/2026	750,000	603,130	543,707	0.3%
Symphony CLO XVI, Ltd.	Subordinated Notes	15.59%	7/15/2028	5,000,000	4,685,131	4,304,610	2.4%
Voya IM CLO 2013-1, Ltd. (formerly, ING IM CLO 2013-1, Ltd.)(5)	Income Notes	28.26%	4/15/2024	3,750,000	2,390,109	2,468,354	1.4%
Voya IM CLO 2013-3, Ltd. (formerly, ING IM CLO 2013-3, Ltd.)	Subordinated Notes	23.73%	1/18/2026	4,000,000	2,725,334	2,677,282	1.5%
Voya IM CLO 2014-1, Ltd. (formerly, ING IM CLO 2014-1, Ltd.)(5)	Subordinated Notes	19.32%	4/18/2026	250,000	201,669	206,444	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	20.56%	7/25/2026	2,000,000	1,471,919	1,442,687	0.8%
Voya CLO 2014-4, Ltd.	Subordinated Notes	17.83%	10/14/2026	1,000,000	847,743	804,743	0.4%
Voya CLO 2015-2, Ltd.	Subordinated Notes	15.69%	7/23/2027	500,000	438,585	397,640	0.2%
Voya CLO 2016-1, Ltd.(5)	Subordinated Notes	17.92%	1/20/2027	6,250,000	5,334,220	5,373,111	2.9%
Washington Mill CLO Ltd.(5)	Subordinated Notes	9.52%	4/20/2026	400,000	325,750	266,482	0.1%
West CLO 2014-1 Ltd.	Subordinated Notes	20.24%	7/18/2026	5,375,000	4,151,272	4,332,258	2.4%
Total Collateralized Loan Obligation - Equity Class					178,157,730	181,843,270	99.9%
Total Portfolio Investments					$178,157,730	$181,843,270	99.9%
Other assets in excess of liabilities						437,060	0.1%
Net Assets						$182,280,330	100.0%

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PRIORITY INCOME FUND, INC.                                  17

(1) The Company does not “control” any of the portfolio investments as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities.

(2) The Company is an affiliate of these portfolio investments as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(3) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions. The weighted average estimated yield for the portfolio is 23.31%.

(4) Fair value is determined by or under the direction of the Company’s Board of Directors. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.
(5) Co-investment with another fund managed by an affiliate of the Adviser. See Note 5.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $390,245, respectively.
(7) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                  18

Table of Contents

Notes to Financial Statements
June 30, 2016

Note 1. Principal Business and Organization
Priority Income Fund, Inc., formerly known as Priority Senior Secured Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. and 50% by Behringer Harvard Holdings, LLC (“BHH”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Accordingly, on February 25, 2016, the Company filed a new registration statement on Form N-2 with the Securities and Exchange Commission (the “Commission”), which was amended on June 28, 2016. The filing of the new registration statement allows the Company to continue selling shares of its common stock under the Company’s current registration statement until the earlier of the date the new registration statement is declared effective or 180 days after the current registration statement expired. As of the date of this report, the new registration statement has not been declared effective by the Commission.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles(“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

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PRIORITY INCOME FUND, INC.                                  19

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income from investments in the “equity” positions of CLO funds (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, deferred offering costs were amortized as an expense over a twelve month period on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations and through

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PRIORITY INCOME FUND, INC.                                  20

December 31, 2015 against additional paid-in capital on the statement of assets and liabilities. After discussions with the Staff of the Division of Investment Management of the SEC, the Company decided to change its accounting treatment of offering costs, effective January 1, 2016, and capitalize such costs on the statement of assets and liabilities and amortize them to expense over the 12 month period following such capitalization on a straight line basis. The Company evaluated this change in accounting treatment of offering costs and determined that it did not have a material impact on the Company’s financial statements.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to and Due from Adviser
Amounts are due from our Adviser for expense support and due to our Adviser for base management fees, routine non-comp overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. The due to and due from Adviser balances are presented net on the Statement of Assets and Liabilities in accordance with ASC 210-20-45-1 because the amounts owed between the two parties are determinable, we have the right to offset the amount owed to us from our Adviser against the amount that we owe to our Adviser and we have the right and intention to offset these balances. Amounts included on the Statement of Assets and Liabilities are presented net only to the extent that the Company or the Adviser have a current obligation to pay the amounts. All balances due from the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the fiscal year ended June 30, 2016, the Company accrued an excise tax expense of $434,553.

If the Company fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. However, such ordinary dividends would not be eligible for the reduced tax rate applicable to qualified dividend income. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are

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PRIORITY INCOME FUND, INC.                                  21

“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2016 and for the period then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2016 and has concluded that as of June 30, 2016 no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2016 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2016 were $112,504,946. During the year ended June 30, 2016, one CLO was sold for $1,260,000, which resulted in a realized gain of $281,673.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2016.

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Securities	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$181,843,270	$181,843,270

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2015	$73,170,106
Net realized gain from investments	281,673
Net increase in unrealized appreciation on investments	2,279,140
Purchases of investments	112,504,946
Sales of investments	(1,260,000)
Amortization of purchase discount, net	(5,132,595)
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Fair value at June 30, 2016	$181,843,270

Net change in unrealized appreciation (depreciation) attributable to level 3 investments still held at the end of the year	$2,311,569

(1) There were no transfers between level 1 and level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of June 30, 2016.

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PRIORITY INCOME FUND, INC.                                  22

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligations - Equity Class	$181,843,270	Discounted Cash Flow	Discount Rate	0.20% - 33.74%	21.89%

In determining the range of values for the Company’s investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. The Company’s valuation agent utilizes additional methods to validate the results from the discounted cash flow method, such as Monte Carlo simulations of key model variables, analysis of relevant data observed in the CLO market, and review of certain benchmark credit indices. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.
The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex

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PRIORITY INCOME FUND, INC.                                  23

structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

The Company owns more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). The Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bear its own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the years ended June 30, 2016 and 2015, respectively:

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PRIORITY INCOME FUND, INC.                                  24

	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended June 30, 2016:
Shares sold	6,579,599	$99,209,870	292,911	$4,161,496	398,999	$5,554,466	7,271,509	$108,925,832
Shares issued from reinvestment of distributions	520,649	6,852,555	2,159	28,653	18,248	239,276	541,056	7,120,484
Repurchase of common shares	(178,046)	(2,447,657)	—	—	(7,280)	(96,863)	(185,326)	(2,544,520)
Net increase from capital transactions	6,922,202	$103,614,768	295,070	$4,190,149	409,967	$5,696,879	7,627,239	$113,501,796

Year ended June 30, 2015:
Shares sold	4,221,905	$58,264,160	14,078	$194,530	90,256	$1,245,534	4,326,239	59,704,224
Shares issued from reinvestment of distributions	135,036	1,773,135	415	5,434	2,675	35,169	138,126	1,813,738
Repurchase of common shares	—	—	—	—	—	—	—	—
Net increase from capital transactions	4,356,941	$60,037,295	14,493	$199,964	92,931	$1,280,703	4,464,365	$61,517,962

At June 30, 2016, the Company has 11,929,758, 309,563 and 559,425 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

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PRIORITY INCOME FUND, INC.                                  25

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
June 30, 2015	July 7, 2015	4,702	100.00%	$12.70	$59,720
September 30, 2015	October 13, 2015	49,045	59.10%	13.73	673,388
December 31, 2015	January 12, 2016	49,045	60.60%	13.98	685,649
March 31, 2016	April 20, 2016	82,534	100.00%	13.64	1,125,763
Total:		185,326			$2,544,520

On June 10, 2016, the Company made an offer to purchase up to $1,964,530 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 20, 2016 and expired at 12:00 Midnight, Eastern Time, on July 15, 2016. Stockholders may withdraw their tendered shares after August 9, 2016, which is 40 business days after the commencement of the offer, if payment has not been made by that date. Payment was made on July 26, 2016 at a purchase price of $14.24 per share, and a total of 65,696 shares, representing 36,255 Class R shares and 29,441 Class I shares, were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

Expense Support and Conditional Reimbursement Agreement
On March 29, 2016, the Company entered into a Third Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”), which became effective as of the quarter ended June 30, 2016, with the Adviser, whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions to the Company’s stockholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from the Company’s portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to the Company’s stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for available operating funds for the quarter to equal zero. Available operating funds is the sum of (i) the Company’s net investment income (minus any reimbursement payments payable to the Company’s Adviser), (ii) the Company’s net realized capital gains/losses and (iii) dividends and other distributions paid to the Company on account of the Company’s portfolio investments. Prior to the the third restatement of the Expense Support Agreement on March 29, 2016, gross unrealized losses were included in the calculation of available operating funds, as a reduction

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PRIORITY INCOME FUND, INC.                                  26

to available operating funds. The terms of the Expense Support Agreement commenced with the calendar quarter ended March 31, 2014 and continue quarterly thereafter until the date upon which the public offering period of shares of common stock ends, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the “Expense Payment Date”). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which available operating funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by the Adviser and the Company (each such date, a “Reimbursement Date”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize such distributions from the Company being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursable to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	(668,599)	$—	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	(582,112)	—	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	(152,456)	682,425	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	—	355,993	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	—	801,050	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	951,871	1.06%	7.00%	June 30, 2018
September 30, 2015	1,504,116	—	1,504,116	0.63%	7.00%	September 30, 2018
December 31, 2015	1,943,279	—	1,943,279	0.64%	7.00%	December 31, 2018
March 31, 2016	2,586,427	—	2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	0.41%	7.19%	June 30, 2019
Total	$10,228,328	$(1,403,167)	$8,825,161
(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was incurred by the Advisor. Annualized distribution rate does not include bonus dividends paid to stockholders.

During the year ended June 30, 2016, the Adviser paid the Company $10,228,328 for expense support pursuant to the Expense Support Agreement. During the quarter ended June 30, 2016, the Adviser earned $1,403,167 of expense support which is reimbursable by the Company to the Adviser at June 30, 2016, pursuant to the Expense Support Agreement, which is classified as Due to Adviser in the Statement of Assets and Liabilities.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to,

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PRIORITY INCOME FUND, INC.                                  27

accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. During the year ended June 30, 2016, $672,129 in administrator costs were incurred by the Company, $51,454 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses BHH for providing investor relations support and related back-office services with respect to the Company’s investors.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the Offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA shares offered in the offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

For the year ended June 30, 2016, fees and expenses incurred by the Company related to its affiliates or subsidiaries of its affiliates were as follows:

Related Party	Source Agreement	Description	Expense	Payable (Receivable)
Priority Senior Secured Income Management LLC	Investment Advisory Agreement	Base management fee(1)	$2,517,658	$(14,531)
Priority Senior Secured Income Management LLC	Investment Advisory Agreement	Incentive fee(2)	3,656,252	(52,437)
Prospect Administration LLC	Administration Agreement	Administrator	672,129	51,454
Provasi Capital Partners LP	Dealer Manager Agreement	Commissions and fees on shares sold(3)	7,930,650	—
Priority Senior Secured Income Management LLC	Investment Advisory Agreement	Routine non-compensation overhead expenses(4)	76,733	(1,500)
Behringer Harvard Holdings, LLC	Investor Services Agreement	Investor services fee(5)	166,644	26,700

(1)Presented net as part of due to adviser on the Statement of Assets and Liabilities.

(2)Presented net as part of due to adviser on the Statement of Assets and Liabilities.

(3)During the year ended June 30, 2016, selling commissions were $5,841,461 and dealer-manager fees were $2,089,189.

(4)Presented net as part of due to adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

(5)Presented net as part of due to adviser on the Statement of Assets and Liabilities as a component of operating expenses paid by the Adviser on behalf of the Company and as part of Adviser shared service expense in the Statement of Operations.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $442,107 for the year ended June 30, 2016. Offering costs incurred for the six months ended December 31, 2015, which were $202,011, were charged against additional paid-in capital. As of January 1, 2016 the Company changed its accounting policy related to offering costs and they are deferred to assets when

2016 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  28

incurred and amortized over a 12 month period on a straight line basis. As of June 30, 2016, $219,637 remains as a deferred asset on the Statement of Assets and Liabilities, while $20,460 has been amortized to expense in the Statement of Operations.

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2016, total due to the Adviser for organization, offering, and operating expenses paid on behalf of the Company was $457,274, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
Reimbursements made during 2016	(3,612,404)	(2,966,863)	(6,579,267)
	$299,376	$157,898	$457,274

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Payments by Adviser
During the year ended June 30, 2016, the Adviser made a payment to the Company in the amount of $19,745, which was calculated as a reasonable rate of interest that could have been charged on amounts owed from the Adviser to the Company during the period from May 9, 2013 through September 30, 2015.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Energy Infrastructure Fund, Inc. (“Pathway”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2016, the Company had co-investments with PSEC, a business development company whose investment adviser is Prospect Capital Management, L.P., which is a 50% owner of the Adviser, in the following CLO funds: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Cent CLO 21 Limited, CIFC Funding 2014-IV, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., and Washington Mill CLO Ltd.
As of June 30, 2016, the Company had co-investments with Pathway in the following CLO funds: Carlyle Global Market Strategies CLO 2012-4, Ltd., GoldenTree 2013-7A, Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment

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PRIORITY INCOME FUND, INC.                                  29

Partners XXI, Ltd., Voya IM CLO 2013-1, Ltd., and Voya CLO 2016-1, Ltd.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and Pathway, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and Pathway their proportional share of such expense. During the year ended June 30, 2016, the Company incurred $119,506 in expenses related to valuation services that are attributable to PSEC and Pathway. PSEC and Pathway reimbursed the Company for these expenses during the year ended June 30, 2016.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2016, $80,045 was paid to the independent directors of the Company, which is included within the statement of operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The Company distributed $14,126,013 to stockholders for the year ended June 30, 2016. The following table summarizes the Company’s distributions declared and payable for the year ended June 30, 2016.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 6, 10, 17, 24, and 31, 2015	August 3, 2015	$0.10070	$554,338
August 7, 14, 21, and 28, 2015	August 31, 2015	0.08056	497,476
September 4, 11, 18, and 25, 2015(b)	September 28, 2015	0.19306	1,363,879
October 2, 9, 16, 23, and 30, 2015	November 2, 2015	0.10070	762,930
November 6, 13, 20, and 27, 2015	November 30, 2015	0.08056	663,203
December 4, 11, 18, and 28, 2015(b)	December 29, 2015	0.19578	1,765,020
January 4, 8, 15, 22, and 29, 2016	February 1, 2016	0.10340	984,550
February 5, 12, 19, and 26, 2016	February 29, 2016	0.08272	863,402
March 4, 11, 18, and 28, 2016(b)	March 29, 2016	0.18892	2,098,486
April 1, 8, 15, 22, and 29, 2016	May 2, 2016	0.10340	1,196,074
May 6, 13, 20, and 27, 2016	May 31, 2016	0.08272	995,003
June 3, 10, 17, and 24, 2016(b)	June 27, 2016	0.18892	2,381,652
Total declared and distributed for the year ended June 30, 2016			$14,126,013

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2016 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2016.

Record Date	Payment Date	Total Amount per Share(a)
July 1, 8, 15, 22, and 29, 2016	August 1, 2016	$0.10340
August 5, 12, 19, and 26, 2016	August 29, 2016	0.08272
September 2, 9, 16, 23, and 30, 2016(b)	October 3, 2016	0.20960

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

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PRIORITY INCOME FUND, INC.                                  30

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through dividends will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through reimbursement of operating expenses by the Adviser that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the year ended June 30, 2016, the Company has an obligation to pay $1,403,167 in Expense Payments to the Adviser, which is classified as Due to Adviser on the Statement of Assets and Liabilities. There can be no assurance that the Company will achieve the performance necessary to sustain its dividends or that the Company will be able to pay dividends at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 520,649 and 138,126 of its common stock in connection with the dividends reinvestment plan for the years ended June 30, 2016 and June 30, 2015, respectively.

Note 7. Income Taxes
The information presented in this footnote is based on the fiscal and tax years ended June 30, 2016 and 2015.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the years ended June 30, 2016 and 2015 were as follows:

	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Ordinary income	$14,126,103	$3,862,328
Capital gain	—	—
Return of capital	—	—
Total dividends paid to shareholders	$14,126,103	$3,862,328

While the tax character of dividends paid to shareholders for the year ended June 30, 2016 is expected to be characterized as ordinary income, the final determination of the tax character of dividends for this period will not be made until we file our tax returns for the tax year June 30, 2016. The tax character of dividends paid to shareholders for the year ended June 30, 2015 was characterized as ordinary income.

Taxable income generally differs from GAAP net income resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the GAAP net income resulting from operations to taxable income for the year ended June 30, 2016:

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PRIORITY INCOME FUND, INC.                                  31

Year Ended
June 30, 2016
Net increase in net assets resulting from operations	$21,799,560
GAAP to tax related difference from investments in CLOs	369,506
Net change in unrealized appreciation on investments	(2,279,140)
Excise tax expense	434,553
Other GAAP to tax differences	1,587
Taxable income before deductions for distributions	$20,326,066

Capital losses in excess of capital gains earned in a tax year may generally be carried forward indefinitely and used to offset capital gains, subject to certain limitations and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us from inception will not be subject to expiration. As of June 30, 2016, we had capital loss carryforwards of approximately $169,113 available for use in later tax years. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code.

As of June 30, 2016, the cost basis of investments for tax purposes was $181,770,617 resulting in estimated gross unrealized appreciation and depreciation of $7,765,229 and $7,692,577, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the year ended June 30, 2016, we increased accumulated undistributed net investment income by $455,013 and decreased paid-in capital in excess of par value by $455,013.

Note 8. Concentration and Credit Risk
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2016 the amount of expense support that is conditionally reimbursable by the Company to its Adviser is $8,825,161.

On May 9, 2013, the Securities and Exchange Commission (“SEC”) declared effective our registration statement filed on Form N-2 (the “Registration Statement”). On September 9, 2014, we filed a post-effective amendment to the Registration Statement that included our audited financial statements as of and for the year ended June 30, 2014, as had been included in our annual report to stockholders for the year ended June 30, 2014 (the “2014 Annual Report”) and filed with the SEC on Form N-CSR. Although prospective investors were previously provided with a prospectus supplement containing our audited financial statements as of and for the year ended June 30, 2013, there were approximately three months when the Registration Statement, as declared effective, did not technically contain financial information that was current for purposes of Section 10(a)(3) under the Securities Act (the “Applicable Period”). During the Applicable Period, 695,952 shares of Class R common stock at purchase prices of $15.00 or $14.85 per share and 7,319 shares of Class I common stock were sold at a purchase prices of $13.80 per share for gross proceeds of approximately $10.5 million. Such shares may have been issued in violation of Section 5 under the Securities Act, and, as a

2016 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  32

result, the purchasers of those shares may have rescission rights or claims for damages. To ensure that our stockholders are not harmed by any claims for rescission, we have entered into an indemnification agreement with the Adviser whereby the Adviser has agreed to provide funds necessary for stockholder claims for rescission if we are unable to do so and to indemnify us for any losses arising from rescission claims and legal expenses incurred by us if we defend against stockholder claims for rescission.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the years ended June 30, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company nor did the Company commence investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

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PRIORITY INCOME FUND, INC.                                  33

	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014(a)
Per share data:
Net asset value, beginning of year	$13.39	$9.60	$13.80

Net investment income(b)	2.03	1.64	0.66
Net realized and net change in unrealized gains (losses) on investments(b)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	2.30	2.22	0.60
Dividends from net investment income(d)	(1.50)	(1.50)	(0.61)
Offering costs(b)	(0.02)	(0.27)	(1.36)
Other(c)	0.07	3.34	(2.83)
Net asset value, end of year	$14.24	$13.39	$9.60

Total return, based on NAV(e)	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year	$182,280,330	$69,237,648	$6,787,044
Ratio to average net assets:
Expenses without reimbursements	7.11%	9.76%	79.50%
Expenses after reimbursements	3.49%	—%	(2.50)%
Net investment income	14.94%	13.04%	(18.02)%

Portfolio turnover	1%	1%	6%

(a)Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014.
(b)Calculated based on weighted average shares outstanding.
(c)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the year. Dividends per share are rounded to the nearest $0.01.
(e)Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

Note 11. Subsequent Events
On June 21, 2016, the Board declared a regular distribution to stockholders in the amount of $0.02068 per share per week to stockholders of record as of July 1, 8, 15, 22 and 29 to be paid on August 1, 2016.

On June 21, 2016, the Board declared a regular distribution to stockholders in the amount of $0.02068 per share per week to stockholders of record as of August 5, 12, 19 and 26 to be paid on August 29, 2016.

On June 21, 2016, the Board declared a regular distribution to stockholders in the amount of $0.02068 per share per week to stockholders of record as of September 2, 9, 16, 23 and 30 to be paid on October 3, 2016.

On June 21, 2016, the Board declared a special distribution to stockholders in the amount of $0.10620 per share to stockholders of record as of September 30, 2016 to be paid on October 3, 2016.

On July 20, 2016, in accordance with our share pricing policy, our Board determined that an increase in the public offering prices was warranted following an increase in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we are increasing our public offering price to $15.68 per Class R share, $14.74 per Class RIA share, and $14.43 per Class I share from $15.00 per Class R share, $14.10 per Class RIA share, and $13.80 per Class I share. The increases in the

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PRIORITY INCOME FUND, INC.                                  34

public offering prices are effective as of our July 22, 2016 weekly closing and first applied to subscriptions received from July 14, 2016 through July 21, 2016.

During the period from January 1, 2016 through August 29, 2016, we have raised $15,511,110 of capital, net of offering proceeds, through the issuance of 1,090,603 shares.

During the period from July 1, 2016 through August 29, 2016, we made six CLO equity investments totaling $18,348,370. Five of these investments are add-ons to existing investments and one of these investments is a co-investment with PSEC.

The Company made an offer to purchase, dated June 10, 2016, up to $1,964,530 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 20, 2016 and expired at 12:00 Midnight, Eastern Time, on July 15, 2016. Stockholders may withdraw their tendered shares after August 9, 2016, which is 40 business days after the commencement of the offer, if payment has not been made by that date. Payment was made on July 26, 2016 and a total of 65,696 shares, representing 36,255 Class R shares and 29,441 Class I shares, were validly tendered and not withdrawn pursuant to the offer.

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PRIORITY INCOME FUND, INC.                                  35

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2016 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 43	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2018	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
Robert S. Aisner, 69	Director	Class II Director since July 2012; Term expires 2017	Executive positions of the following entities: Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc., Behringer Harvard Holdings, Adaptive Real Estate Income Trust, Inc.	2
Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II,  Inc., Behringer Harvard Multifamily REIT I, Inc., Adaptive Real Estate Income Trust, Inc. and Pathway Energy Infrastructure Fund, Inc

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PRIORITY INCOME FUND, INC.                                  37

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 54	Director	Class III Director since October 2012; Term expires 2018	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
William J. Gremp, 73	Director	Class II Director since 2012; Term expires 2017	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
Eugene S. Stark, 58	Director	Class I Director since 2012; Term expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

The address for each of our directors is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

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PRIORITY INCOME FUND, INC.                                  38

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 42	Executive Vice President	Since July 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 55	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, Pathway Energy Infrastructure Management, LLC and Pathway Energy Infrastructure Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2016.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	26,682	—	26,682
William J. Gremp	26,682	—	26,682
Eugene S. Stark	26,682	—	26,682
	Total director compensation		$80,045
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect

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PRIORITY INCOME FUND, INC.                                  39

Capital Management, Prospect Administration or BHH or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of BHH. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, BHH or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

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PRIORITY INCOME FUND, INC.                                  40

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, dividends to stockholders during the year ended June 30, 2016 were approximately $14.1 million.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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PRIORITY INCOME FUND, INC.                                  41

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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PRIORITY INCOME FUND, INC.                                  42

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive
Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priorityincomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priorityincomefund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2016 and June 30, 2015 were approximately $325,000 and $248,400, respectively.

(b)
Audit-Related Fees. There were no fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2016 and June 30, 2015.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2016 and June 30, 2015 were approximately $12,000 and $10,865, respectively.

(d)
All Other Fees. The aggregate fees billed for services rendered by BDO that are not included in (a) - (c) above in the fiscal years ended June 30, 2016 and June 30, 2015 were approximately $88,000 and $0, respectively.

(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.
(f)	Not applicable.
(g)
For the fiscal years ended June 30, 2016 and June 30, 2015, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $105,000 and $14,040 for preparation of the Advisers tax returns, respectively.

(h)
There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2016, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of August 30, 2016, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as John W. Kneisley, and Nishil Mehta. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.
Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Pathway Energy

Infrastructure Fund, Inc., Pathway Energy Infrastructure Management, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.3 billion
Pathway Energy Infrastructure Fund, Inc.	Closed-end management investment company	Investments in securities of companies that operate primarily in the energy and related infrastructure and industrial sectors	$8.8 million
____________

(1)Gross assets are calculated as of June 30, 2016 for Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
(2)Mr. Cohen is not involved in the management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Behringer Harvard LLC. However, Prospect Capital Management L.P. and Behringer Harvard LLC believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity.  These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Oswald and assisted by John W. Kneisley and Nishil Mehta, who serve as Managing Director and Principal, respectively, for Priority Senior Secured Income Management, LLC. These individuals have served in their respective roles since we began operations in May 2013 (except for Mr. Oswald whose role began since December 2014). Biographical information for Messrs. Barry, Kneisley and Mehta is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of finance industry experience. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and finance companies, and was a founding member of the project finance group at Merrill Lynch & Co. Prior to that, Mr. Barry was a corporate securities lawyer at Davis Polk & Wardwell, advising energy companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry clerked for Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit.  Mr. Barry received his J.D. from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts from Princeton University, where he was a University Scholar.

John W. Kneisley is a Managing Director of our Adviser with 25 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

Nishil Mehta is a Principal of our Adviser with 13 years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Klein, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

The following table sets forth, as of June 30, 2016 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	$1-$10,000
Brian H. Oswald	None
John W. Kneisley	None
Nishil Mehta	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
The Registrant and its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 as follows:

Our Adviser purchased 11,111 and 6,754 Class I shares on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2.a)(2.b)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(2.c)
July 2015	4,702	$12.70	4,702	Not applicable
October 2015	49,045	$13.73	49,045	Not applicable
January 2016	49,045	$13.98	49,045	Not applicable
April 2016	82,534	$13.64	121,308	Not applicable
July 2016	65,696	$14.24	137,959	Not applicable

(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a) The Registrant’s Share Repurchase Program Plan was announced on May 9, 2013.
(2.b) On a quarterly basis, the Registrant intends to offer to repurchase shares pursuant to the Registrant’s Share Repurchase Program Plan on such terms as may be determined by its Board of Directors unless, in the judgment of its Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. The Registrant will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Registrant offers to repurchase may be less in light of the limitations noted below. In addition, the Registrant intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Registrant can repurchase with the proceeds the Registrant receives from the sale of shares under the Registrant’s distribution reinvestment plan.
(2.c) See (2.b) above.
(2.d) None.
(2.e) None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are effective to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2016

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 29, 2016